                                                                    Exhibit 10.1

              ACCOUNTS RECEIVABLE PURCHASE MODIFICATION AGREEMENT

     This Accounts Receivable Purchase Modification Agreement is entered into as of November 22, 2004, by and between Cognigen Networks,  Inc. (the "Seller") and
Silicon Valley Bank ("Buyer").

1. DESCRIPTION OF EXISTING  INDEBTEDNESS:  Among other indebtedness which may be owing by Seller to Buyer,  Seller is indebted to Buyer  pursuant to, among other documents, an Accounts Receivable Purchase Agreement, dated December 26, 2003 by and between Seller and Buyer, as may be amended from time to time (the "Accounts
Receivable  Purchase  Agreement").  Capitalized  terms used  without  definition herein  shall have the  meanings  assigned  to them in the  Accounts  Receivable
Purchase Agreement.

Hereinafter,  all indebtedness  owing by Seller to Buyer shall be referred to as the "Indebtedness."

2.  DESCRIPTION  OF  COLLATERAL.  The  Collateral  as  described in the Accounts
Receivable Purchase Agreement, secures repayment of the Indebtedness.

Hereinafter,  the  above-described  security documents and guaranties,  together with  all  other  documents  securing  repayment  of the  Indebtedness  shall be referred to as the "Security  Documents".  Hereinafter,  the Security Documents,
together with all other documents  evidencing or securing the Indebtedness shall be referred to as the "Existing Documents."

3. DESCRIPTION OF CHANGE IN TERMS.

     A.   Modification(s) to Accounts Receivable Purchase Agreement:

          1.   Section  2.2  entitled  "Acceptance  of  Receivables"  is  hereby amended in part to state  that  Buyer  shall pay to Seller 75% of
               the  Estimated   Amount  of  each  receivable  Buyer  desires  to
               purchase,  net of deferred  revenue  and offsets  related to each specific Account Debtor.

          2.   Section  2.4  entitled  "Establishment  of a  Reserve"  is hereby amended in part to state  that the  Reserve  with  respect to all
               Purchased  Receivables  outstanding  at any one time  shall be an amount not less than 25% of the Account  Balance at that time and may be set at a  higher  or  lower  percentage  at  Buyer's  sole discretion.

          3.   The  following is hereby  incorporated  into Section 6.2 entitled
               "Additional Warranties, Representations and Covenants":

               (J) Buyer may audit Seller's Collateral at Seller's expense. Such audits will be  conducted no more often than every year unless an
               Event of Default has occurred and is continuing.

               4.   Buyer's next audit of Seller's  Collateral shall occur on or prior to March 31, 2005.

4. CONSISTENT  CHANGES.  The Existing Documents are each hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LINE FEE. Seller shall pay Buyer out-of-pocket expenses.

6. NO  DEFENSES  OF SELLER.  Seller  agrees  that,  as of this  date,  it has no defenses against the obligations to pay any amounts under the Indebtedness.

7.  CONTINUING  VALIDITY.  Seller  understands  and agrees that in modifying the
existing   Indebtedness,   Buyer  is  relying  upon  Seller's   representations,
warranties,  and agreements,  as set forth in the Existing Documents.  Except as expressly modified pursuant to this Accounts  Receivable  Purchase  Modification
Agreement,  the terms of the Existing  Documents  remain  unchanged  and in full force and effect. Buyer's agreement to modification to the existing Indebtedness pursuant to this Accounts Receivable Purchase  Modification  Agreement in no way
shall  obligate  Buyer to make any  future  modifications  to the  Indebtedness.
Nothing  in this  Accounts  Receivable  Purchase  Modification  Agreement  shall constitute a satisfaction of the Indebtedness.  It is the intention of Buyer and
Seller  to retain as  liable  parties  all  makers  and  endorsers  of  Existing
Documents, unless the party is expressly released by Buyer in writing. No maker, endorser,  or guarantor  will be released by virtue of this Accounts  Receivable
Purchase Modification  Agreement.  The terms of this paragraph apply not only to this  Accounts  Receivable  Purchase  Modification  Agreement,  but  also to any subsequent Accounts Receivable Purchase modification agreements.

8. CONDITIONS.  The effectiveness of this Accounts Receivable Purchase Agreement is conditioned upon payment of the out-of-pocket expenses.

9.  COUNTERSIGNATURE.  This Accounts  Receivable Purchase Agreement shall become effective only when executed by Seller and Buyer.

SELLER:                                   BUYER:

COGNIGEN NETWORKS, INC.                   SILICON VALLEY BANK

By:/s/Gary L. Cook                        By:/s/David Dolezal
   ---------------------------------         ---------------------------------
Name: Gary L. Cook                        Name: David Dolezal
     -------------------------------           -------------------------------
Title: Chief Financial Officer           Title: Vice President
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